Schedule 14A Information

Proxy Statement Pursuant to Section 14(A) of the

Securities Exchange Act of 1934

(Amendment No. )

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Templeton Global Income Fund

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TEMPLETON GLOBAL INCOME FUND

IMPORTANT SHAREHOLDER INFORMATION

These materials are for the Annual Meeting of Shareholders (the “Meeting”) scheduled for July 20, 2023, at 10:00 a.m., Eastern time. The enclosed materials discuss the proposals (the “Proposals” or each, a “Proposal”) to be voted on at the Meeting, and contain the Notice of Meeting, proxy statement and proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how you wish to vote on important issues relating to Templeton Global Income Fund (the “Fund”). If you specify a vote on a Proposal, your proxy will be voted as you indicate. If you specify a vote on a Proposal, but not all Proposals, your proxy will be voted as specified on such Proposals and, on any Proposal for which no vote is specified, your proxy will be voted FOR such Proposal. If you simply sign, date and return the proxy card, but do not specify a vote on any Proposal, your proxy will be voted FOR the Proposals.

We urge you to spend a few minutes reviewing the Proposals in the proxy statement. Then, please fill out and sign the proxy card and return it to us so that we know how you would like to vote. When shareholders return their proxies promptly, the Fund may be able to save money by not having to conduct additional mailings.

We welcome your comments. If you have any questions, call 866-796-1291 or Fund Information at (800) DIAL BEN®/342-5236.

TELEPHONE AND INTERNET VOTING

For your convenience, you may be able to vote by telephone or through the Internet, 24 hours a day. If your account is eligible, instructions are enclosed.

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TEMPLETON GLOBAL INCOME FUND

NOTICE OF 2023 ANNUAL MEETING OF SHAREHOLDERS

The Annual Meeting of Shareholders (the “Meeting”) of Templeton Global Income Fund (the “Fund”) will be held via audio teleconference on July 20, 2023, at 10:00 a.m., Eastern time.

During the Meeting, shareholders of the Fund will vote on the following:

1.            The election of one Trustee of the Fund to hold office for the terms specified.

2.            The ratification of the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Fund for the fiscal year ending December 31, 2023.

3.        To transact such other business, not currently contemplated, that may properly come before the Meeting, or any adjournments or postponements thereof, in the discretion of the proxies or their substitutes.

By Order of the Board of Trustees,

George P. Hoyt

Vice President and Secretary

June 2, 2023

Please sign and promptly return the proxy card or voting instruction form in the enclosed self-addressed envelope regardless of the number of shares you own. If you have any questions, call 866-796-1291 or Fund Information at (800) DIAL BEN®/342-5236.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
SHAREHOLDER MEETING TO BE HELD ON JULY 20, 2023

The Fund’s Notice of Annual Meeting of Shareholders, Proxy Statement and form of Proxy are available on the Internet at https://vote.proxyonline.com/franklin/docs/gim2023.pdf. The form of Proxy on the Internet site cannot be used to cast your vote.

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TEMPLETON GLOBAL INCOME FUND

PROXY STATEMENT

◆ INFORMATION ABOUT VOTING

Who is asking for my vote?

The Board of Trustees of Templeton Global Income Fund (the “Fund”), in connection with the Fund’s Annual Meeting of Shareholders (the “Meeting”), has requested your vote.

Who is eligible to vote?

Shareholders of record at the close of business on March 22, 2023, are entitled to be present and to vote at the Meeting or any adjourned Meeting. Each share of record is entitled to one vote (and a proportionate fractional vote for each fractional share) on each matter presented at the Meeting. The Notice of Meeting, the proxy statement, and the proxy card were first mailed to shareholders of record on or about June 2, 2023.

On what issues am I being asked to vote?

You are being asked to vote on the following (the “Proposals”):

1.            The election of one Trustee of the Fund (“Proposal 1”);

2.            The ratification of the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Fund for the fiscal year ending December 31, 2023 (“Proposal 2”); and

3.        To transact such other business, not currently contemplated, that may properly come before the Meeting, or any adjournments or postponements thereof, in the discretion of the proxies or their substitutes.

How do the Fund’s Trustees recommend that I vote?

The Trustees unanimously recommend that you vote FOR the election of one nominee for Trustee and FOR the ratification of the selection of PwC as the independent registered public accounting firm for the Fund for the fiscal year ending December 31, 2023.

How do I ensure that my vote is accurately recorded?

You may attend the Meeting virtually and vote in person or you may complete and return the enclosed proxy card. If you are eligible to vote by telephone or through the Internet, instructions are enclosed. Proxy cards that are properly signed, dated and received at or prior to the Meeting will be voted as specified. If you specify a vote on any of the Proposals, your proxy will be voted as you indicate. If you simply sign, date and return the proxy card, but do not specify a vote on either Proposal 1 or 2, your shares will be voted FOR the election of the nominee for Trustee and FOR the ratification of the selection of PwC as the independent registered public accounting firm for the Fund for the fiscal year ending December 31, 2023.

May I revoke my proxy?

You may revoke your proxy at any time before it is voted by forwarding a written revocation or a later-dated proxy to the Fund that is received by the Fund at or prior to the Meeting, or by attending the Meeting and voting in person.

What if my shares are held in a brokerage account?

If your shares are held by your broker, then in order to vote in person at the Meeting, you will need to obtain a “Legal Proxy” from your broker and present it to the Inspector of Election at the Meeting. Also, in order to revoke your proxy, you may need to forward your written revocation or a later-dated proxy card or voting instruction form to your broker rather than to the Fund.

When and where will the Meeting be held?

The Meeting is scheduled to be held via audio teleconference on July 20, 2023, at 10:00 a.m., local time, and, if the Meeting is adjourned or postponed, any adjournments or postponements of the Meeting will also be held in the same manner. Shareholders of record at the close of business on March 22, 2023, are entitled to attend the Meeting.

If, as of March 22, 2023, you were a holder of record of Fund shares (i.e., you held Fund shares in your own name directly with the Fund) and wish to participate in and vote at the Annual Meeting, you should email your full name and address to AST at attendameeting@astfinancial.com with “GIM Proxy” in the subject line. You will then be provided with credentials to participate in the Annual Meeting. You will be able to vote by entering the control number found on the enclosed Proxy Card. All requests to participate in and/or vote at the Annual Meeting must be received by AST no later than 12:00 pm ET on July 19, 2023.

If, as of March 22, 2023, you held Fund shares through an intermediary (such as a broker-dealer) and wish to participate in and vote at the Annual Meeting, you will need to obtain a legal proxy from your intermediary reflecting the Fund’s name, the number of Fund shares held and your name and email address. You may forward an email from your intermediary containing the legal proxy or attach an image of the legal proxy to an email and send it to AST at attendameeting@astfinancial.com with “GIM Legal Proxy” in the subject line. You will then be provided with credentials to participate in the Annual Meeting, as well as a unique control number to vote your shares. If you would like to participate in, but NOT vote at, the Annual Meeting, please send an email to AST at attendameeting@astfinancial.com with proof of ownership of Fund shares. A statement, letter or the Vote Instruction Form from your intermediary will be sufficient proof of ownership. You will then be provided credentials to participate in the Annual Meeting. All requests to participate in and/or vote at the Annual Meeting must be received by AST no later than 12:00 pm ET on July 19, 2023.

Please contact AST at attendameeting@astfinancial.com with any questions regarding access to the Annual Meeting or for technical assistance in accessing the Annual Meeting, and an AST representative will contact you to answer your questions. Whether or not you plan to participate in the Annual Meeting, we urge you to vote and submit your vote in advance of the Annual Meeting.

◆ THE PROPOSALS

PROPOSAL 1:    ELECTION OF TRUSTEE

How are nominees selected?

The Board of Trustees of the Fund (the “Board” or the “Trustees”) has a Nominating Committee consisting of Ketu Desai, Karen Caldwell, and Frederic Gabriel, none of whom is an “interested person” of the Fund as defined by the Investment Company Act of 1940, as amended (the “1940 Act”). Trustees who are not interested persons of the Fund are referred to as the “Independent Trustees,” and Trustees who are interested persons of the Fund are referred to as the “Interested Trustees.”

The Nominating Committee is responsible for selecting candidates to serve as Trustees and recommending such candidates (a) for selection and nomination as Independent Trustees by the incumbent Independent Trustees and the full Board; and (b) for selection and nomination as Interested Trustees by the full Board. In considering a candidate’s qualifications, the Nominating Committee generally considers the potential candidate’s educational background, business or professional experience, and reputation. In addition, the Nominating Committee has established as minimum qualifications for Board membership as an Independent Trustee: (1) that such candidate be independent from relationships with the Fund’s investment manager and other principal service providers both within the terms and the spirit of the statutory independence requirements specified under the 1940 Act and the rules thereunder; (2) that such candidate demonstrate an ability and willingness to make the considerable time commitment, including personal attendance at Board meetings, believed necessary to his or her function as an effective Board member; and (3) that such candidate have no continuing relationship as a director, officer or board member of any U.S. registered investment company other than those within the Franklin Templeton fund complex or a closed-end business development company primarily investing in non-public entities. The Nominating Committee has not adopted any specific policy on the issue of diversity, but will take this into account, among other factors, in its consideration of new candidates to the Board.

When the Board has or expects to have a vacancy, the Nominating Committee receives and reviews information on individuals qualified to be recommended to the full Board as nominees for election as Trustees, including any recommendations by “Qualifying Fund Shareholders” (as defined below). Such individuals are evaluated based upon the criteria described above. To date, the Nominating Committee has been able to identify, and expects to continue to be able to identify, from its own resources an ample number of qualified candidates. The Nominating Committee, however, will review recommendations from Qualifying Fund Shareholders to fill vacancies on the Board if these recommendations are submitted in writing and addressed to the Nominating Committee at the Fund’s offices and are presented with appropriate background material concerning the candidate that demonstrates his or her ability to serve as a Trustee, including as an Independent Trustee, of the Fund. A Qualifying Fund Shareholder is a shareholder who (i) has continuously owned of record, or beneficially through a financial intermediary, shares of the Fund having a net asset value of not less than two hundred fifty thousand dollars ($250,000) during the twenty-four month period prior to submitting the recommendation; and (ii) provides a written notice to the Nominating Committee containing the following information: (a) the name and address of the Qualifying Fund Shareholder making the recommendation; (b) the number of shares of the Fund which are owned of record and beneficially by the Qualifying Fund Shareholder and the length of time that the shares have been owned by the Qualifying Fund Shareholder; (c) a description of all arrangements and understandings between the Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (d) the name, age, date of birth, business address and residence address of the person or persons being recommended; (e) such other information regarding each person recommended by the Qualifying Fund Shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the U.S. Securities and Exchange Commission (“SEC”) had the nominee been nominated by the Board; (f) whether the Qualifying Fund Shareholder making the recommendation believes the person recommended would or would not be an “interested person” of the Fund, as defined in the 1940 Act; and (g) the written consent of each person recommended to serve as a Trustee of the Fund if so nominated and elected/appointed.

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The Nominating Committee may amend these procedures from time to time, including the procedures relating to the evaluation of nominees and the process for submitting recommendations to the Nominating Committee.

The Board has adopted and approved a formal written charter for the Nominating Committee. A copy of the charter is attached as Exhibit A to this proxy statement.

Who is the nominee and who are the Trustees?

The Board is divided into three classes. Each class has a term of three years. Each year, the term of office of one class expires. On March 15, 2023, Garry Khasidy was appointed to serve in the class of Trustees whose term expires in 2023. This individual has been nominated for a three-year term, set to expire at the 2026 Annual Meeting of Shareholders. This term will continue, however, until a successor is duly elected and qualified. The sole nominee is currently a member of the Board and is deemed to be an Independent Trustee.

The nominee currently is available and has consented to serve if elected. If the nominee should become unavailable, the designated proxy holders will vote in their discretion for another person or persons who may be nominated to serve as a Trustee.

In addition to personal qualities, such as integrity, in considering candidates for the Fund Board, the Nominating Committee seeks to find persons of good reputation whose experience and background evidence that such person has the ability to comprehend, discuss and critically analyze materials and issues presented, in exercising judgments and reaching informed conclusions relevant to fulfillment of a Fund Trustee’s duties and fiduciary obligations. Information on the business activities of the nominee and other Trustees during the past five years and beyond appears below, and it is believed that the specific background of each Trustee evidences such ability and is appropriate to his or her serving on the Fund’s Board. Listed below with the business activities of the nominee and Trustees are their names and years of birth, their positions and length of service with the Fund and the number of portfolios in the Franklin Templeton fund complex that they oversee.

Nominee for Independent Trustee to serve until 2026 Annual Meeting of Shareholders:

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Franklin Templeton Fund Complex Overseen by Trustee*	Other Directorships Held During at Least the Past Five Years
Garry Khasidy (1973) c/o Schulte Roth & Zabel LLP 919 Third Avenue New York, NY 10022	Trustee	Since March 2023	1	None
Principal Occupation During at Least the Past 5 Years:

Managing Director of ISAM Holdings, a company that focuses on various asset based lending and insurance financings as well as investments in the underlying companies or platforms (2022-present); and formerly, Advisor at IMAN Capital Partners (2020-2022); Head of Insurance at Odyssey Infrastructure (2018-2020); and Partner at Pantechnicon Capital (2012-2018).

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Trustees serving until 2024 Annual Meeting of Shareholders:

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Franklin Templeton Fund Complex Overseen by Trustee*	Other Directorships Held During at Least the Past Five Years
Aditya Bindal (1976) 405 Lexington Avenue, 58th Fl. New York, NY 10174	Trustee	Since May 2021	1	Saba Capital Income & Opportunities Fund (closed-end management investment company) (2020-present).
Principal Occupation During at Least the Past 5 Years:
Chief Risk Officer, Saba Capital Management, L.P. (hedge fund) (2018-present); and formerly, Chief Risk Officer, Water Island Capital, LLC (hedge fund) (2015-2018).
Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Franklin Templeton Fund Complex Overseen by Trustee*	Other Directorships Held During at Least the Past Five Years
Frederic Gabriel (1974) 464 Hudson Street, #259 New York, NY 10014	Trustee; Lead Independent Trustee	Trustee since May 2021; Lead Independent Trustee since April 2023	1	None
Principal Occupation During at Least the Past 5 Years:
Founder and Chief Executive Officer, Orion Realty NYC LLC (real estate) (2014-present).
Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Franklin Templeton Fund Complex Overseen by Trustee*	Other Directorships Held During at Least the Past Five Years
Paul Kazarian (1984) 405 Lexington Avenue, 58th Fl. New York, NY 10174	Trustee	Since May 2021	1	The Miller/Howard High Income Equity Fund (closed-end management investment company) (2022-present).
Principal Occupation During at Least the Past 5 Years:
Partner, Saba Capital Management, L.P. (hedge fund) (2013-present).
Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Franklin Templeton Fund Complex Overseen by Trustee*	Other Directorships Held During at Least the Past Five Years
Pierre Weinstein (1975) 405 Lexington Avenue, 58th Fl. New York, NY 10174	Trustee; Chairman of the Board	Trustee since May 2021; Chairman since February 2023	1	None
Principal Occupation During at Least the Past 5 Years:
Partner, Saba Capital Management, L.P. (hedge fund) (2009-present).

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Trustees serving until 2025 Annual Meeting of Shareholders:

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Franklin Templeton Fund Complex Overseen by Trustee*	Other Directorships Held During at Least the Past Five Years
Karen Caldwell (1959) c/o Schulte Roth & Zabel LLP 919 Third Avenue New York, NY 10022	Trustee	Since February 2023	1	Saba Capital Income & Opportunities Fund (2020-present); Finite Solar Finance Fund (2021-Present)
Principal Occupation During at Least the Past 5 Years:

CFO, Reform Alliance (non-profit organization) (since 2019); CFO & Treasurer, NHP Foundation (non-profit organization) (2018-2019); CFO & Executive Vice President, New York City Housing Authority (2016-2018).

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Franklin Templeton Fund Complex Overseen by Trustee*	Other Directorships Held During at Least the Past Five Years
Ketu Desai (1982) c/o Schulte Roth & Zabel LLP 919 Third Avenue New York, NY 10022	Trustee	Since February 2023	1	Saba Capital Income & Opportunities Fund (2020-present)
Principal Occupation During at Least the Past 5 Years:

Principal, Chief Compliance Officer, Investment Adviser Representative and Independent Registered Investment Adviser of i-squared Wealth Management, Inc., a private wealth investment management firm (2016-present).

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Franklin Templeton Fund Complex Overseen by Trustee*	Other Directorships Held During at Least the Past Five Years
Mark Hammitt (1985) c/o Schulte Roth & Zabel LLP 919 Third Avenue New York, NY 10022	Trustee	Since February 2023	1	None
Principal Occupation During at Least the Past 5 Years:

CFO and Co-Founder of Revere CRE, Inc. (a networking and deal financing platform for commercial real estate professionals) (2020-present); and formally, a portfolio manager at Weiss Multi-Strategy Advisers, LLC (an investment management firm) (2017-2020)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Franklin Templeton Fund Complex Overseen by Trustee*	Other Directorships Held During at Least the Past Five Years
Anatoly Nakum (1974) c/o Schulte Roth & Zabel LLP 919 Third Avenue New York, NY 10022	Trustee	Since February 2023	1	None
Principal Occupation During at Least the Past 5 Years:

Head of Capital Markets at ESG Financial (a social impact FinTech company) (2021-present); and formerly, Head of Credit Trading, Americas at Credit Agricole (a French international banking group) (2018-2020); and Co-Founder, CIO at Certa Group (financial services) (2016-2018).

 *        We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton fund complex. These portfolios have a common investment manager or affiliated investment manager, and also may share a common underwriter.

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The following tables provide the dollar range of the equity securities of the Fund and of all U.S. registered funds in the Franklin Templeton fund complex beneficially owned by the Trustees as of March 22, 2023:

Independent Trustees: Name of Trustee	Dollar Range of Equity Securities in the Fund(1)	Aggregate Dollar Range of Equity Securities in all Funds in the Franklin Templeton Fund Complex

Aditya Bindal...

	None	None

Karen Caldwell...

	None	None

Ketu Desai...

	None	None

Frederic P. Gabriel...

	None	None

Mark Hammitt...

	None	None

Paul C. Kazarian...

	None	None

Garry Khasidy...

	None	None

Anatoly Nakum...

	None	None

Pierre Weinstein...

	None	None

(1)             Dollar range based on New York Stock Exchange (“NYSE”) closing price on March 22, 2023.

How often do the Trustees meet and what are they paid?

The role of the Trustees is to provide general oversight of the Fund’s business and to ensure that the Fund is operated for the benefit of all of the Fund’s shareholders. The Trustees anticipate meeting at least four times during the current fiscal year to review the operations of the Fund and the Fund’s investment performance, and will meet more frequently as necessary. The Trustees also oversee the services furnished to the Fund by Franklin Advisers, Inc., the Fund’s investment manager (the “Investment Manager”), and various other service providers.

As of April 3, 2023, each Independent Trustee is paid a $15,000 annual retainer fee. Karen Caldwell, who serves as Chair of the Audit Committee of the Fund, receives an additional fee of $7,500 per year. Ketu Desai, who serves as Chair of the Nominating Committee of the Fund, does not receive an additional fee for this role. Garry Khasidy, who serves as Chair of a special committee of the Fund, receives an additional fee of $7,500 per year. Independent Trustees are also reimbursed for expenses incurred in connection with attending Board meetings. During the fiscal year ended December 31, 2022, there were three meetings of the Board, three meetings of the Audit Committee, and one meeting of the Nominating Committee. Each Trustee then in office attended at least 75% of the aggregate of the total number of meetings of the Board and the total number of meetings held by all committees of the Board on which the Trustee served. The Fund does not currently have a formal policy regarding Trustees’ attendance at the annual shareholders’ meeting. No pension or retirement benefits are accrued as part of Fund expenses.

The table below indicates the total fees paid to the Independent Trustees by the Fund individually and by all of the funds in the Franklin Templeton fund complex.

Name of Trustee	Aggregate Compensation from the Fund(1)	Total Compensation from Franklin Templeton Fund Complex(2)	Number of Boards within Franklin Templeton Fund Complex on which Trustee Serves(3)
Aditya Bindal...	$ 0	$ 0	1
Karen Caldwell...	$ 0	$ 0	1
Ketu Desai...	$ 0	$ 0	1
Frederic P. Gabriel...	$ 4,923.59	$ 4,923.59	1
Mark Hammitt...	$ 0	$ 0	1
Paul C. Kazarian...	$ 0	$ 0	1
Garry Khasidy...	$ 0	$ 0	1
Anatoly Nakum...	$ 0	$ 0	1
Pierre Weinstein...	$ 0	$ 0	1

(1)         Compensation received for the fiscal year ended December 31, 2022.

(2)         Compensation received for the 12 months ended December 31, 2022.

(3)         We base the number of boards on the number of U.S. registered investment companies in the Franklin Templeton fund complex. This number does not include the total number of series or funds within each investment company for which the Board members are responsible. Franklin Templeton currently includes 81 U.S. registered investment companies, with approximately 300 U.S. based funds or series.

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Who are the Executive Officers of the Fund?

Officers of the Fund are appointed by the Trustees and serve at the pleasure of the Board. Listed below, for the Executive Officers, are their names, years of birth and addresses, as well as their positions and length of service with the Fund, and principal occupations during at least the past five years.

Name, Year of Birth and Address	Position	Length of Time Served
Rupert H. Johnson, Jr. (1940)	Vice President	Since 1996

Director (Vice Chairman), Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and certain of the investment companies in the Franklin Templeton/Legg Mason fund complex.

Alison E. Baur (1964) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2012

Principal Occupation During at Least the Past 5 Years:

Deputy General Counsel, Franklin Templeton; and officer of some of the other subsidiaries of Franklin Resources, Inc and certain of the investment companies in the Franklin Templeton/Legg Mason fund complex.

Ted P. Becker(1) (1951) 280 Park Avenue New York, NY 10017	Chief Compliance Officer	Since June 2023

Principal Occupation During at Least the Past 5 Years:

Vice President, Global Compliance of Franklin Templeton (since 2020); Chief Compliance Officer of LMPFA (since 2006); Chief Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Director of Global Compliance at Legg Mason, Inc. (2006 to 2020); Managing Director of Compliance of Legg Mason & Co. (2005 to 2020).

Steven J. Gray(2) (1955) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton; Assistant Secretary, Franklin Distributors, LLC; and officer of certain of the investment companies in the Franklin Templeton/Legg Mason fund complex.

Michael J. Hasenstab Ph.D. (1973) One Franklin Parkway San Mateo, CA 94403-1906	President and Chief Executive Officer—Investment Management	Since 2018

Principal Occupation During at Least the Past 5 Years:

Executive Vice President, Franklin Advisers, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of certain of the investment companies in the Franklin Templeton/Legg Mason fund complex.

Matthew T. Hinkle (1971) One Franklin Parkway San Mateo, CA 94403-1906	Chief Executive Officer—Finance and Administration	Since 2017

Principal Occupation During at Least the Past 5 Years:

Senior Vice President, Franklin Templeton Services, LLC; officer of certain of the investment companies in the Franklin Templeton/Legg Mason fund complex; and formerly, Vice President, Global Tax (2012–April 2017) and Treasurer/Assistant Treasurer, Franklin Templeton (2009–2017).

George P. Hoyt(3) (1965) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President and Secretary	Since June 2023

Principal Occupation During at Least the Past 5 Years:

Associate General Counsel of Franklin Templeton (since 2020); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2020); formerly, Managing Director (2016 to 2020) and Associate General Counsel for Legg Mason & Co. and Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (2006 to 2020).

Susan Kerr (1949) 620 Eighth Avenue New York, NY 10018	Vice President-AML Compliance	Since July 2021

Principal Occupation During at Least the Past 5 Years:

Senior Compliance Analyst, Franklin Templeton; Chief Anti-Money Laundering Compliance Officer, Legg Mason & Co., or its affiliates; Anti Money Laundering Compliance Officer, Senior Compliance Officer, LMIS; and officer of certain of the investment companies in the Franklin Templeton/Legg Mason fund complex.

Christopher Kings (1974) One Franklin Parkway San Mateo, CA 94403-1906	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since January 2022

Principal Occupation During at Least the Past 5 Years:
Treasurer, U.S. Fund Administration & Reporting; and officer of certain of the investment companies in the Franklin Templeton/Legg Mason fund complex.
Navid J. Tofigh (1972) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2015

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton; and officer of certain of the investment companies in the Franklin Templeton/Legg Mason fund complex.
Christine Zhu (1975) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since December 2018

Principal Occupation During at Least the Past 5 Years:
Vice President, Franklin Advisers, Inc.; and officer of three of the investment companies in Franklin Templeton.
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(1)             Breda M. Beckerle resigned from the position of Chief Compliance Officer of the Fund effective June 1, 2023. The Board has appointed Ted P. Becker to succeed Ms. Beckerle as of such date.

(2)             Mr. Gray resigned from the position of Vice President of the Fund effective May 26, 2023.

(3)             Lori A. Weber resigned from the position of Vice President and Secretary of the Fund effective June 1, 2023. The Board has appointed George P. Hoyt to succeed Ms. Weber as of such date.

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PROPOSAL 2:    RATIFICATION OF THE SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

How are independent auditors selected?

The Board has a standing Audit Committee currently comprised of Karen Caldwell (Chair), Ketu Desai, and Mark Hammitt, all of whom are Independent Trustees and considered to be “independent” as that term is defined by the NYSE’s listing standards. Ms. Caldwell also serves as the Audit Committee’s audit committee financial expert. The Audit Committee is responsible for the appointment, compensation and retention of the Fund’s independent registered public accounting firm (“independent auditors”), including evaluating their independence, recommending the selection of the Fund’s independent auditors to the full Board, and meeting with such independent auditors to consider and review matters relating to the Fund’s financial reports and internal controls.

Which independent auditors did the Board select?

The Audit Committee and the Board have selected the firm of PricewaterhouseCoopers LLP (“PwC”) as the independent auditors for the Fund for the current fiscal year. PwC has examined and reported on the fiscal year-end financial statements dated December 31, 2022, and certain related SEC filings. You are being asked to ratify the Board’s selection of PwC for the current fiscal year ending December 31, 2023. Services to be performed by the independent auditors include examining and reporting on the fiscal year-end financial statements of the Fund and certain related filings with the SEC.

The selection of PwC as the independent auditors for the Fund for the fiscal year ending December 31, 2023, was recommended by the Audit Committee and approved by the Board on May 23, 2023. PwC’s reports on the financial statements of the Fund for the fiscal years for which it has served as auditors did not contain an adverse opinion or a disclaimer of opinion, nor were qualified or modified as to uncertainty, audit scope or accounting principles.

The Audit Committee and the Board have been advised by PwC that neither PwC nor any of its members have any material direct or indirect financial interest in the Fund. Representatives of PwC are not expected to be present at the Meeting, but will have the opportunity to make a statement if they wish, and will be available to respond to appropriate questions.

◆ AUDITOR INFORMATION

Audit Fees.    The aggregate fees paid to PwC for professional services rendered by PwC for the audit of the Fund’s annual financial statements or for services that are normally provided by PwC in connection with statutory and regulatory filings or engagements were $55,508 for the fiscal year ended December 31, 2022, and $55,508 for the fiscal year ended December 31, 2021.

Audit-Related Fees.    There were no fees paid to PwC for assurance and related services rendered by PwC to the Fund that are reasonably related to the performance of the audit of the Fund’s financial statements and not reported under “Audit Fees” above for the fiscal years ended December 31, 2022, and December 31, 2021.

In addition, the Audit Committee pre-approves PwC’s engagement for audit-related services to be provided to the Investment Manager and any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the Fund, which engagements relate directly to the operations and financial reporting of the Fund. For the fiscal years ended December 31, 2022, and December 31, 2021, there were no fees paid to PwC for such services.

Tax Fees.    There were no fees paid to PwC for professional services rendered by PwC to the Fund for tax compliance, tax advice and tax planning for the fiscal years ended December 31, 2022, and December 31, 2021.

In addition, the Audit Committee pre-approves PwC’s engagement for tax services to be provided to the Investment Manager and any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the Fund, which engagements relate directly to the operations and financial reporting of the Fund. The aggregate fees paid to PwC for such services were $70,000 for the fiscal year ended December 31, 2022, and $0 for the fiscal year ended December 31, 2021. The services for which these fees were paid included global access to tax platform International Tax View.

All Other Fees.    The aggregate fees paid to PwC for products and services rendered by PwC to the Fund, other than the services reported above, were $0 for the fiscal year ended December 31, 2022, and $242 for the fiscal year ended December 31, 2021. The services for which these fees were paid included review of materials provided to the Fund Board in connection with the investment management contract renewal process.

In addition, the Audit Committee pre-approves PwC’s engagement for other services to be provided to the Investment Manager and any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the Fund, which engagements relate directly to the operations and financial reporting of the Fund. The aggregate fees paid to PwC for such services were $221,195 for the fiscal year ended December 31, 2022, and $55,000 for the fiscal year ended December 31, 2021. The services for which these fees were paid included professional fees in connection with determining the feasibility of a U.S. direct lending structure, professional services relating to the readiness assessment over Greenhouse Gas Emissions and Energy, fees in connection with a license for accounting and business knowledge platform Viewpoint and fees in connection with a license for employee development tool ProEdge.

9

Aggregate Non-Audit Fees.    The aggregate fees paid to PwC for non-audit services rendered by PwC to the Fund or to the Investment Manager and to any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the Fund were $291,195 for the fiscal year ended December 31, 2022, and $55,242 for the fiscal year ended December 31, 2021.

The Audit Committee has considered whether the provision of the non-audit services that were rendered to the Investment Manager and to any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the Fund is compatible with maintaining PwC’s independence.

Audit Committee Pre-Approval Policies and Procedures.    As of the date of this proxy statement, the Audit Committee has not adopted written pre-approval policies and procedures within the meaning of Rule 2-01(c)(7)(i) of Regulation S-X. As a result, the services described above that are subject to Audit Committee pre-approval and provided by PwC must be directly pre-approved by the Audit Committee or by a designated member of the Audit Committee pursuant to delegated authority.

Audit Committee Charter.    The Board has adopted and approved a formal written charter for the Audit Committee which sets forth the Audit Committee’s responsibilities. A copy of the charter is attached as Exhibit B to this proxy statement.

As required by the charter, the Audit Committee reviewed the Fund’s audited financial statements and met with management, as well as with PwC, the Fund’s independent auditors, to discuss the financial statements.

Audit Committee Report.    The Audit Committee received the written disclosures and the letter(s) from PwC required by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) regarding PwC’s communications with the Audit Committee concerning independence. The Audit Committee also received the report of PwC regarding the results of their audit. In connection with the Audit Committee’s review of the financial statements and PwC’s report, the members of the Audit Committee discussed with a representative of PwC, PwC’s independence, as well as the matters required to be discussed by the applicable requirements of the PCAOB and the SEC, including, but not limited to, the following: PwC’s responsibilities in accordance with generally accepted auditing standards; PwC’s responsibilities for information prepared by management that accompanies the Fund’s audited financial statements and any procedures performed and the results; the initial selection of, and whether there were any changes in, significant accounting policies or their application; management’s judgments and accounting estimates; whether there were any significant audit adjustments; whether there were any disagreements with management; whether there was any consultation with other accountants; whether the auditors encountered any difficulties in dealing with management in performing the audit; and PwC’s judgments about the quality of the Fund’s accounting principles.

Based on its review and discussions with management and PwC, the Audit Committee did not become aware of any material misstatements or omissions in the financial statements. Accordingly, the Audit Committee recommended to the Board that the audited financial statements be included in the Fund’s Annual Report to Shareholders for the fiscal year ended December 31, 2023, for filing with the SEC.

AUDIT COMMITTEE

Karen Caldwell (Chair)

Ketu Desai

Mark Hammitt

10

◆ ADDITIONAL INFORMATION ABOUT THE FUND’S BOARD OF TRUSTEES

Board Role in Risk Oversight.    The Board, as a whole, considers risk management issues as part of its general oversight responsibilities throughout the year at regular Board meetings, through regular reports that have been developed by management in consultation with the Board and its counsel. These reports address certain investment, valuation and compliance matters. The Board also may receive special written reports or presentations on a variety of risk issues, either upon the Board’s request or upon the Investment Manager’s initiative. In addition, the Audit Committee of the Board meets regularly with the Investment Manager’s internal audit group to review reports on their examinations of functions and processes within Franklin Templeton that affect the Fund.

With respect to investment risk, the Board receives regular written reports describing and analyzing the investment performance of the Fund. In addition, the portfolio managers of the Fund meet regularly with the Board to discuss portfolio performance, including investment risk. To the extent that the Fund changes a particular investment strategy that could have a material impact on the Fund’s risk profile, the Board generally is consulted with respect to such change. To the extent that the Fund invests in certain complex securities, including derivatives, the Board receives periodic reports containing information about exposure of the Fund to such instruments. In addition, the Investment Manager’s investment risk personnel meet regularly with the Board to discuss a variety of issues, including the impact on the Fund of the investment in particular securities or instruments, such as derivatives and commodities, if applicable.

With respect to valuation, the Fund’s administrator provides regular written reports to the Board that enable the Board to monitor the number of investments fair valued by management appraisal in the Fund’s portfolio, the reasons for such fair valuation and the methodology used to arrive at the fair value. Such reports also include information concerning illiquid investments within the Fund’s portfolio. The Board also reviews dispositional analysis information on the sale of investments that require special valuation considerations such as illiquid or certain fair valued investments. In addition, the Fund’s Audit Committee reviews valuation procedures and results with the Fund’s independent auditors in connection with the Committee’s review of the results of the audit of the Fund’s year-end financial statements.

With respect to compliance risks, the Board receives regular compliance reports prepared by the Investment Manager’s compliance group and meets regularly with the Fund’s Chief Compliance Officer (“CCO”) to discuss compliance issues, including compliance risks. In accordance with SEC rules, the Independent Trustees meet regularly in executive session with the CCO and the CCO prepares and presents an annual written compliance report to the Board. The Fund’s Board adopts compliance policies and procedures for the Fund and approves these procedures for the Fund’s service providers. The compliance policies and procedures are specifically designed to detect and prevent violations of the federal securities laws.

The Investment Manager periodically provides an enterprise risk management presentation to the Board to describe the way in which risk is managed on a complex-wide level. The presentation covers such areas as investment risk, reputational risk, personnel risk, and business continuity risk.

Board Structure.    One-hundred percent of the Fund’s Board members consist of Independent Trustees who are not deemed to be “interested persons” by reason of their relationship with the Fund’s management or otherwise as provided under the 1940 Act. The Board is also served by a Lead Independent Trustee. The Lead Independent Trustee, together with independent counsel, generally acts as a liaison with Fund management with respect to questions and issues raised by the Independent Trustees. The Lead Independent Trustee also presides at separate meetings of Independent Trustees held in advance of each scheduled Board meeting where various matters, including those being considered at such Board meeting, are discussed. It is believed such structure and activities assure that proper consideration is given at Board meetings to matters deemed important to the Fund and its shareholders.

◆ ADDITIONAL INFORMATION ABOUT THE FUND

The Investment Manager.    The Investment Manager of the Fund is Franklin Advisers, Inc., a California corporation with offices at One Franklin Parkway, San Mateo, California 94403-1906. Pursuant to an investment management agreement, the Investment Manager manages the investment and reinvestment of Fund assets. The Investment Manager is a wholly owned subsidiary of Franklin Resources, Inc.

The Administrator.    The administrator of the Fund is Franklin Templeton Services, LLC (“FT Services”), with offices at 300 S.E. 2nd Street, Fort Lauderdale, Florida 33301-1923. FT Services is an indirect, wholly owned subsidiary of Resources and an affiliate of the Investment Manager. Pursuant to a subcontract for administrative services, FT Services performs certain administrative functions for the Fund. JPMorgan Chase & Co. (“JPMC”), 270 Park Avenue, New York, NY 10017, has an agreement with FT Services to provide certain sub-administrative services for the Fund.

11

The Transfer Agent.    The transfer agent, registrar and dividend disbursement agent for the Fund is American Stock Transfer & Trust Company, LLC, 6201 15th Avenue, Brooklyn, NY 11219.

The Custodian.    The custodian for the Fund is JPMorgan Chase Bank, 270 Park Avenue, New York, New York 10017-2070.

Other Financial Information.    The Fund’s latest audited financial statements and annual report for the fiscal year ended December 31, 2022, are available free of charge. To obtain a copy, please call (800) DIAL BEN®/342-5236 or forward a written request to Franklin Templeton Investor Services, LLC, P.O. Box 33030, St. Petersburg, Florida 33733-8030.

Principal Shareholders.    As of March 22, 2023, the Fund had 102,746,371.368 shares outstanding and total net assets of $469,197,545.63. The Fund’s shares are listed on the NYSE (NYSE: GIM). To the knowledge of the Fund’s management, as of March 22, 2023, there were no entities holding beneficially or of record more than 5% of the Fund’s outstanding shares, except as shown in the following table:

Name and Address of Beneficial Ownership	Amount and Nature of Beneficial Ownership	Percent of Outstanding Shares
Saba Capital Management, L.P.	38,597,813 *	37.57%
405 Lexington Avenue 58th Floor New York, NY 10174
Franklin Resources, Inc.	10,147,515**	9.88%
One Franklin Parkway San Mateo, CA 94403
First Trust Portfolios LP	6,249,770***	6.08%
120 East Liberty Drive Suite 400 Wheaton, IL 60187

*         The nature of beneficial ownership is shared voting and dispositive power as reported on Schedule 13D filed with the SEC on December 30, 2022.  Amount as disclosed in a Form 4 filed on February 28, 2023.

**       The nature of beneficial ownership is sole voting and dispositive power as reported on Schedule 13D/A filed with the SEC on November 10, 2022.  Amount as disclosed in a Form 4 filed on November 10, 2022.

***     The nature of beneficial ownership is shared dispositive power as reported on Schedule 13G/A filed with the SEC on January 10, 2023.

In addition, to the knowledge of the Fund’s management, as of March 22, 2023, no nominee or Trustee of the Fund owned 1% or more of the outstanding shares of the Fund, and the Trustees and officers of the Fund owned, as a group, less than 1% of the outstanding shares of the Fund.

Section 16(a) Beneficial Ownership Reporting Compliance. Section 16 of the Securities Exchange Act of 1934, as amended, requires that Forms 3, 4, and 5 be filed with the SEC, the relevant securities exchange and the Fund, by or on behalf of certain persons, including trustees, certain officers, and certain affiliated persons of the investment adviser. The Fund believes that these requirements were met for the Fund’s last fiscal year, with the exception of one Form 4 filing made by Saba Capital Management, L.P., which appears to have been filed late due to an inadvertent administrative error.

Contacting the Board of Trustees.    If a shareholder wishes to send a communication to the Board, such correspondence should be in writing and addressed to the Board of Trustees at the Fund’s offices, 300 S.E. 2nd Street, Fort Lauderdale, Florida 33301-1923, Attention: Secretary. The correspondence will be given to the Board for review and consideration.

◆ FURTHER INFORMATION ABOUT VOTING AND THE MEETING

Solicitation of Proxies.     Your vote is being solicited by the Trustees. The cost of soliciting proxies, including the fees of a proxy soliciting agent, is borne by the Fund. The Fund reimburses brokerage firms and others for their reasonable expenses in forwarding proxy material to the beneficial owners and soliciting them to execute proxies. In addition, the Fund may retain a professional proxy solicitation firm to assist with any necessary solicitation of proxies. The Fund expects that the solicitation would be primarily by mail, but also may include telephone, facsimile, electronic or other means of communication. If the Fund does not receive your proxy by a certain time, you may receive a telephone call from a proxy soliciting agent asking you to vote. If professional proxy solicitors are retained, it is expected that soliciting fees would be approximately $5,000, plus expenses. The Fund does not reimburse Trustees and officers of the Fund, or regular employees and agents of the Investment Manager involved in the solicitation of proxies. The Fund intends to pay all costs associated with the solicitation and the Meeting.

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Voting by Broker-Dealers.    The Fund expects that, before the Meeting, broker-dealer firms holding shares of the Fund in “street name” for their customers will request voting instructions from their customers and beneficial owners. If these instructions are not received by the date specified in the broker-dealer firms’ proxy solicitation materials, the Fund understands that current NYSE Rules permit the broker-dealers to vote on the Proposals on behalf of their customers and beneficial owners. Certain broker-dealers may exercise discretion over shares held in their name for which no instructions are received by voting these shares in the same proportion as they vote shares for which they received instructions.

Quorum.     A majority of the Fund’s shares entitled to vote at the Meeting—present in person or represented by proxy—constitutes a quorum at the Meeting. The shares over which broker-dealers have discretionary voting power, the shares that represent “broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter), and the shares whose proxies reflect an abstention on any item will all be counted as shares present and entitled to vote at the Meeting for purposes of determining whether the required quorum of shares exists.

Method of Tabulation.     Provided a quorum is present or represented at the Meeting, Proposal 1, the election of the Trustee, requires the affirmative vote of a plurality of the Fund’s shares present in person or represented by proxy and voting on Proposal 1 at the Meeting. This means that the Trustee nominee who receives the largest number of votes will be elected to fill the available position, and the nominee may be elected even if he received the affirmative vote of less than a majority of the outstanding shares of the Trust voting.

Proposal 2, ratification of the selection of the independent auditors, requires the affirmative vote of (i) sixty-seven percent (67%) or more of the voting securities present in person or represented by proxy at the Meeting, if the holders of more than fifty percent (50%) of the outstanding voting securities of the Fund are present or represented by proxy; or (ii) more than fifty percent (50%) of the outstanding voting securities of the Fund, whichever is less.

Abstentions and broker non-votes will be treated as votes present at the Meeting, but will not be treated as votes cast for any of the proposals. Abstentions and broker non-votes, therefore, will have no effect on Proposal 1, but may have the effect of an “against” vote on Proposal 2. Broker non-votes are not expected since these are routine proposals.

Adjournment.    The Chairman of the Board or an authorized officer of the Fund for the Meeting, or the holders of a majority of the shares present (in person or by proxy) and entitled to vote at the Meeting, may adjourn the Meeting from time to time. Such authority to adjourn the Meeting may be used in the event that a quorum is not present at the Meeting or, in the event that a quorum is present but sufficient votes have not been received to approve the Proposals, or for any other reason consistent with Delaware law and the Fund’s By-Laws, including to allow for the further solicitation of proxies. Unless otherwise instructed by a shareholder granting a proxy, the persons designated as proxies may use their discretionary authority to vote as instructed by management of the Fund on questions of adjournment and on any other proposals raised at the Meeting to the extent permitted by the SEC’s proxy rules, including proposals for which management of the Fund did not have timely notice, as set forth in the SEC’s proxy rules and the Fund’s proxy statement for the 2022 annual meeting.

Shareholder Proposals.    The Fund anticipates that its 2024 Annual Meeting of Shareholders will be held on or about July 19, 2024. A shareholder who wishes to submit a proposal for consideration for inclusion in the Fund’s proxy statement for the 2024 Annual Meeting of Shareholders must send such written proposal to the Fund’s offices at 300 S.E. 2nd Street, Fort Lauderdale, Florida 33301-1923, Attention: Secretary, so that it is received no later than March 22, 2024 in order to be included in the Fund’s proxy statement and proxy card relating to that meeting and presented at the meeting.

A shareholder of the Fund who has not submitted a written proposal for inclusion in the Fund’s proxy statement by March 22, 2024, as described above, may nonetheless present a proposal at the Fund’s 2024 Annual Meeting of Shareholders if such shareholder notifies the Fund in writing at the Fund’s offices, of such proposal not earlier than April 4, 2024 and not later than May 3, 2024. If a shareholder fails to give notice within these dates, then the matter shall not be eligible for consideration at the shareholders’ meeting. If, notwithstanding the effect of the foregoing notice provisions, a shareholder proposal is acted upon at the 2024 Annual Meeting of Shareholders, the persons designated as proxies for the 2024 Annual Meeting of Shareholders may exercise discretionary voting power with respect to any shareholder proposal not received by the Fund at the Fund’s offices by May 30, 2024. A shareholder proposal may be presented at the 2024 Annual Meeting of Shareholders only if such proposal concerns a matter that may be properly brought before the meeting under applicable federal proxy rules and state law. In addition to the requirements set forth above, a shareholder must comply with the following:

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1.        A shareholder intending to present a proposal must (i) be entitled to vote at the meeting; (ii) comply with the notice procedures set forth in this proxy statement and in the Fund’s By-Laws; and (iii) have been a shareholder of record at the time the shareholder’s notice was received by the Secretary of the Fund.

2.        A notice regarding a nomination for the election of a Trustee shall set forth in writing (i) the name, age, business address and, if known, residence address of each nominee proposed in such notice; (ii) the principal occupation or employment of each such nominee; (iii) the number of outstanding shares of the Fund which are beneficially owned by each such nominee; and (iv) all such other information regarding each such nominee as would have been required to be included in a proxy statement filed pursuant to the proxy rules of the SEC had each such nominee been nominated by the Trustees of the Fund. In addition, the shareholder making such nomination shall promptly provide any other information reasonably requested by the Fund.

3.        A notice regarding a business proposal shall set forth in writing as to each matter: (i) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting; (ii) the name and address, as they appear on the Fund’s books, of the shareholder proposing such business; (iii) the number of shares of the Fund which are beneficially owned by the shareholder; (iv) any material interest of the shareholder in such business; and (v) all such other information regarding each such matter that would have been required to be included in a proxy statement filed pursuant to the proxy rules of the SEC had each such matter been proposed by the Trustees of the Fund.

Submission of a proposal by a shareholder does not guarantee that the proposal will be included in the Fund’s proxy statement or presented at the meeting.

                                                                                                                        By Order of the Board of Trustees,

George P. Hoyt

Vice President and Secretary

June 2, 2023

14

EXHIBIT A

NOMINATING COMMITTEE CHARTER

I.        The Committee.

The Nominating Committee (the “Committee”) is a committee of, and established by, the Board of Directors/Trustees of the Fund (the “Board”). The Committee consists of such number of members as set by the Board from time to time and its members shall be selected by the Board. The Committee shall be comprised entirely of “independent members.” For purposes of this Charter, independent members shall mean members who are not interested persons of the Fund (“Disinterested Board members”) as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

II.       Board Nominations and Functions.

1.        The Committee shall make recommendations for nominations for Disinterested Board members on the Board to the incumbent Disinterested Board members and to the full Board. The Committee shall evaluate candidates’ qualifications for Board membership and the independence of such candidates from the Fund’s investment manager and other principal service providers. Persons selected must be independent in terms of both the letter and the spirit of the 1940 Act. The Committee shall also consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, e.g., business, financial or family relationships with investment managers or service providers.

2.        The Committee also shall evaluate candidates’ qualifications and make recommendations for “interested” members on the Board to the full Board.

3.        The Committee may adopt from time to time specific, minimum qualifications that the Committee believes a candidate must meet before being considered as a candidate for Board membership and shall comply with any rules adopted from time to time by the U.S. Securities and Exchange Commission regarding investment company nominating committees and the nomination of persons to be considered as candidates for Board membership.

4.        The Committee shall review shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Fund’s offices. The Committee shall adopt, by resolution, a policy regarding its procedures for considering candidates for the Board, including any recommended by shareholders.

III.     Committee Nominations and Functions.

The Committee shall make recommendations to the full Board for nomination for membership on all committees of the Board.

IV.     Other Powers and Responsibilities.

1.        The Committee shall meet at least once each year or more frequently in open or executive sessions. The Committee may invite members of management, counsel, advisers and others to attend its meetings as it deems appropriate. The Committee shall have separate sessions with management and others, as and when it deems appropriate.

2.        The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to retain special counsel and other experts or consultants at the expense of the Fund.

3.        The Committee shall report its activities to the Board and make such recommendations as the Committee may deem necessary or appropriate.

4.        A majority of the members of the Committee shall constitute a quorum for the transaction of business at any meeting of the Committee. The action of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the action of the Committee. The Committee may meet in person or by telephone, and the Committee may act by written consent, to the extent permitted by law and by the Fund’s by-laws. In the event of any inconsistency between this Charter and the Fund’s organizational documents, the provisions of the Fund’s organizational documents shall be given precedence.

5.        The Committee shall review this Charter at least annually and recommend any changes to the full Board.

A-1

ADDITIONAL STATEMENT FOR CLOSED-END FUNDS ONLY

The Committee shall comply with any rules of any stock exchange, if any, applicable to nominating committees of closed-end funds whose shares are registered thereon.

A-2

EXHIBIT B

FRANKLIN TEMPLETON

AUDIT COMMITTEE CHARTER

I.        The Committee.

The Audit Committee (“Committee”) is a committee of, and established by, the Board of Directors/Trustees of the Fund (the “Board”).1 The Committee shall consist of such number of members as set by the Board from time to time, but in no event fewer than three (NYSE-listed Funds only), and its members shall be selected by the Board. The Committee shall be comprised entirely of members who satisfy the requirements for independence set out in Rule 10A-3(b)(1) under the Securities Exchange Act of 1934 (the “1934 Act”) (“Disinterested Board members”).2 Each member of the Committee must be financially literate, as such qualification is interpreted by the Board in its business judgment, or must become financially literate within a reasonable period of time after his or her appointment to the Committee. At least one member of the Committee must be an “audit committee financial expert,” as determined by the Board and as defined in Item 3(b) of U.S. Securities and Exchange Commission (“SEC”) Form N-CSR. The Committee will make recommendations to the Board for its approval with respect to such audit committee financial expert determinations at least annually.

If a Committee member of an NYSE-listed Fund simultaneously serves on the audit committee of more than three public companies, the Board must determine that such simultaneous service would not impair the ability of such member to effectively serve on the Fund’s Committee. When a member serves on multiple boards in the same fund complex, such service will be counted as one board for these purposes (NYSE-listed Funds only).

II.       Purposes of the Committee.

The function of the Committee is to assist Board oversight of the Fund’s financial statements and accounting and auditing processes, which shall include being directly responsible for the appointment, compensation, retention and oversight of the work of the Fund’s independent registered public accounting firm (“auditors”) engaged (including resolution of disagreements between management and the auditors regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Fund. It is management’s responsibility to prepare the Fund’s financial statements in accordance with generally accepted accounting principles (“GAAP”) and to maintain appropriate systems for accounting and internal controls. It is the auditors’ responsibility to express an opinion on the Fund’s financial statements, to plan and carry out an audit in accordance with the standards of the SEC and the Public Company Accounting Oversight Board (“PCAOB”) and to report directly to the Committee. It is not the duty of the Committee to plan or conduct audits or to determine that the Fund’s financial statements are complete and in accordance with GAAP.

Consistent with such allocation of functions, the purposes of the Committee are:

(a) To oversee the Fund’s accounting and financial reporting policies and practices and its internal controls, and to obtain, where it deems appropriate, reports on internal controls of service providers to the Fund;

(b) To oversee or, as appropriate, assist Board oversight of the quality, objectivity and integrity of the Fund’s financial statements and the independent audit thereof;

(c) To oversee or, as appropriate, assist Board oversight of the Fund’s compliance with legal and regulatory requirements (primarily as they relate to the Fund’s accounting and financial reporting, internal control over financial reporting and independent audits);

(d) To approve prior to appointment the engagement of the Fund’s auditors and, in connection therewith, to review and evaluate the auditors’ qualifications, independence and performance, taking into account the opinions of management;

(e) To act as a liaison between the Fund’s auditors and the Board;

B-1

1 This document serves as the Charter for the Committee of each U.S. registered investment company (a “Fund”) within Franklin Templeton, and each series thereof as applicable, including certain Exchange-listed Funds included on Appendix A hereto.

2 Each member of the Committee may not, other than in his or her capacity as a member of the Committee, the Board, or any other Board committee: (A) accept directly or indirectly any consulting, advisory, or other compensatory fee from the Fund or any subsidiary thereof, provided that, unless the rules of the applicable national securities exchange or national securities association provide otherwise, compensatory fees do not include the receipt of fixed amounts of compensation under a retirement plan (including deferred compensation) for prior service with the Fund (provided that such compensation is not contingent in any way on continued service); or (B) be an “interested person” of the Fund as defined in section 2(a)(19) of the Investment Company Act of 1940.

(f) to prepare, or authorize the preparation of, the disclosure required by Item 407(d)(3)(i) of Regulation S-K (the “Audit Committee Report”) for inclusion in the Fund’s annual proxy statement (NYSE- and NYSE American-listed Funds only); and

(g) To consider such other matters as it deems appropriate in carrying out its purpose and any other matters that may be assigned to it by the Board.

In addition, the Committee shall serve as the Fund’s Qualified Legal Compliance Committee (“QLCC”) pursuant to Section 205 of the SEC’s Standards of Professional Conduct for Attorneys Appearing and Practicing before the Commission in the Representation of an Issuer (the “Standards”). In this capacity, the Committee is required to adopt and maintain written procedures for the confidential receipt, retention and consideration of any report of evidence of a material violation. “Evidence of a material violation” means credible evidence, based upon which it would be unreasonable, under the circumstances, for a prudent and competent attorney not to conclude that it is reasonably likely that a material violation of an applicable U.S. federal or state securities law, a material breach of fiduciary (or similar) duty to the Fund arising under U.S. federal or state law, or a similar material violation of any U.S. federal or state law has occurred, is ongoing, or is about to occur.

III.     Powers and Duties.

The Committee shall have the following powers and duties to carry out its purposes:

(a) To select the auditors, subject to approval both by the Board and by a separate vote of the Disinterested Board members, and, in connection therewith, to evaluate the independence and qualifications of the auditors in accordance with applicable federal securities laws and regulations and the rules and standards of the PCAOB.

(b) To be directly responsible for approving the services to be provided by, and the compensation of, the auditors, including:

(i)       pre-approval of all audit and audit related services;

(ii)      pre-approval of all non-audit related services to be provided to the Fund by the auditors;

(iii)     pre-approval of all non-audit related services to be provided by the auditors to the Fund’s investment adviser or to any entity that controls, is controlled by or is under common control with the Fund’s investment adviser and that provides ongoing services to the Fund where the non-audit services relate directly to the operations or financial reporting of the Fund; and

(iv)     if deemed necessary or appropriate, as an alternative to Committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above:

(A)     establishment by the Committee of policies and procedures to pre-approve such services, provided the policies and procedures are detailed as to the particular service and the Committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the 1934 Act), to management; or

(B)     delegation by the Committee to one or more designated members of the Committee who are Disinterested Board members of authority to pre-approve such services, provided the Committee is informed of the decisions of any member pursuant to such delegated authority no later than its next scheduled meeting;

           subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(c) To meet with the auditors, including private meetings, as necessary to (i) review the arrangements for and scope of the annual audit and any special audits; (ii) discuss any matters or concerns relating to the Fund’s financial statements, including any recorded and/or unrecorded adjustments to such statements recommended by the auditors, or other results of audits; (iii) consider the auditors’ comments with respect to the Fund’s financial, accounting and reporting policies, procedures and internal controls and management’s responses thereto; and (iv) to review the form of opinion the auditors propose to render.

(d) To meet to review and discuss the Fund’s annual audited financial statements with management and the auditors, including reviewing the Fund’s disclosures under “Management’s Discussion of Fund Performance” (“MDFP”) in its annual shareholder report (All Funds). To meet to review and discuss the Fund’s semi-annual financial statements with management, including reviewing the Fund’s MDFP disclosures in its semi-annual shareholder report, as applicable (NYSE-listed Funds and New Jersey/Alternative Strategies Funds only). Such meetings may be telephonic.

(e) To consider the effect upon the Fund of any changes in accounting principles or practices proposed by management or the auditors.

B-2

(f) To receive and consider reports from the auditors:

(i)       as required by generally accepted accounting standards, including Auditing Standard (“AS”) No. 1301 (Communications with Audit Committees);

(ii)      annually and by update as required by SEC Regulation S-X, regarding:

(A)     all critical accounting policies and practices of the Fund to be used;

(B)     all alternative treatments within GAAP for policies and practices related to material items that have been discussed with management of the Fund, including ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the auditors;

(C)     other material written communications between the auditors and management of the Fund, such as any management letter or schedule of unadjusted differences; and

(D)     all non-audit services provided to any entity in an investment company complex, as defined in SEC Regulation S-X, that were not pre-approved by the Committee pursuant to SEC Regulation S-X;

(iii)     at least annually regarding the auditors’ internal quality-control procedures; and

(iv)     at least annually regarding any material issues raised by the most recent internal quality-control review, or peer review, of the auditors, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the auditors, and any steps taken to deal with any such issues.

(g) To review (i) major issues regarding accounting principles and financial statement presentations, including any significant changes in the Fund’s selection or application of accounting principles, and major issues as to the adequacy of the Fund’s internal controls and any special audit steps adopted in light of material control deficiencies; and (ii) analyses prepared by management and/or the auditors setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements.

(h) In considering the independence of the auditors:

(i)       at least annually to receive from the auditors a formal written statement, and other reports as necessary, describing all relationships between the auditors and the Fund, the Fund’s investment adviser and service providers, and other entities advised or serviced by, including any entities controlling, controlled by or under common control with, the investment adviser or any other service providers to the Fund that, in the auditors’ judgment, could be thought to bear upon the auditors’ independence;

(ii)      to receive and consider, if applicable, periodic reports from the auditors regarding whether the provision of non-audit services (including tax services) is compatible with maintaining the auditors’ independence;

(iii)     to request from the auditors a written affirmation that they are independent auditors under the federal securities laws and standards adopted by the PCAOB; and

(iv)     to discuss with the auditors any disclosed relationships or services that may impact the objectivity, impartial judgment, and independence of the auditors and for taking, or recommending that the Board take, appropriate action to oversee the independence of the auditors.

(i) To require that the auditors regularly provide timely information to the Committee with respect to new rules and pronouncements by applicable regulatory and accounting standards agencies, along with an explanation of how such developments may affect the Fund’s financial statements and accounting principles and practices.

(j) To review the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Fund.

(k) To consider any reports of audit problems or difficulties that may have arisen during the course of the audit, including any limitations of the scope of the audit, and management’s response thereto.

(l) To review communications from the Fund’s Chief Executive Officer—Finance and Administration, and Chief Financial Officer and Chief Accounting Officer concerning (i) all significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting which are reasonably likely to adversely affect the Fund’s ability to record, process, summarize and report financial information; and (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Fund’s internal controls over financial reporting, and to review requested communications from management for any other purposes the Committee deems appropriate.

B-3

(m) In connection with the preparation of the Audit Committee Report (NYSE and NYSE American-listed Funds only):

(i)       to review and discuss the audited financial statements of the Fund with management;

(ii)      to discuss with the auditors the matters required to be discussed by the statement on AS No. 1301, as amended;

(iii)     to receive the written disclosures and the letter(s) from the auditors required by applicable requirements of the PCAOB regarding the auditor’s communications with the Committee concerning independence (referred to in paragraph (h) above), and discuss with the auditors the auditor’s independence; and

(iv)     based on the review and discussions referred to in paragraphs (i) through (iii) above, to recommend to the Board that the audited financial statements be included in the Fund’s annual report on Form N-CSR for the last fiscal year for filing with the SEC.

(n) To review and discuss, as appropriate, the Fund’s earnings press releases (including the type and presentation of information to be included therein, paying particular attention to any use of “pro forma,” or “adjusted” non-GAAP, information), as well as any financial information and earnings guidance provided to analysts and rating agencies. (NYSE-listed Funds only)

(o) To review and discuss the Fund’s processes with respect to risk assessment and risk management.

(p) To set clear policies relating to the hiring by entities within Franklin Templeton of employees or former employees of the auditors.

(q) To evaluate, as either part of the full Board or as a Committee, its performance at least annually.

(r) To review potential conflict of interest situations where appropriate in connection with the Fund’s ongoing review of all related party transactions.

(s) To inform the chief legal officer (“CLO”) and chief executive officer (“CEO”) of the Fund (or the equivalents thereof) of any report of evidence of a material violation by the Fund, its officers, directors/trustees, employees (if any), or agents (collectively, “affiliates”). In connection therewith, the Committee shall:

(i)       determine whether an investigation is necessary regarding any report of evidence of a material violation by the Fund or its affiliates;

(ii)      if the Committee determines such an investigation is necessary or appropriate, (A) notify the Board; (B) initiate an investigation, which may be conducted by either the CLO or by outside attorneys; and (C) retain such additional expert personnel as the Committee deems necessary to assist in the investigation;

(iii)     at the conclusion of any such investigation, (A) recommend by a majority vote, that the Fund implement an appropriate response (as defined in Section 205.2(b) of the Standards) to evidence of a material violation, and (B) inform the CLO and the CEO and the Board of the results of such investigation and the appropriate remedial measures to be adopted;

(iv)     acting by majority vote, take all other appropriate action, including the authority to notify the SEC in the event the Fund fails in any material respect to implement an appropriate response that the Committee has recommended the Fund to take; and

(v)      otherwise respond to evidence of a material violation.

IV.     Other Functions and Procedures of the Committee.

(a) The Committee shall meet at least twice each year or more frequently, in open or executive sessions, as may be necessary to fulfill its responsibilities. The Committee shall meet as frequently as circumstances require with (i) the auditors as provided in III(c), above; and (ii) management’s internal audit department to review and discuss internal audit functions and reports. The Committee may invite members of management, the auditors, counsel, advisers and others to attend its meetings as it deems appropriate. The Committee shall meet separately, periodically, with management and with the auditors.

(b) The Committee shall establish procedures for (i) the receipt, retention and treatment of complaints received by the Fund or the Fund’s adviser regarding accounting, internal accounting controls, or accounting matters relating to the Fund; and (ii) the confidential, anonymous submission by employees of the Fund or Franklin Resources, Inc. and its subsidiaries of concerns regarding questionable accounting or auditing matters.

(c) The Committee shall have the authority to engage special or independent counsel, experts and other advisers as and when it determines necessary to carry out its duties.

B-4

(d) The Fund must provide for appropriate funding, as determined by the Committee in its capacity as a Committee of the Board, for payment of (i) compensation to any auditors engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Fund; (ii) compensation to any advisers employed by the Committee (under paragraph (c) above); and (iii) ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

(e) The Committee shall have unrestricted access to the Fund’s management and management of the Fund’s adviser, including, but not limited to, their chief executive officer(s), chief financial officer(s), internal auditors and any other executives and financial officers.

(f) The Committee shall report its activities to the Board, including any issues that arise with respect to the quality or integrity of the Fund’s financial statements, the Fund’s compliance with legal or regulatory requirements, or the qualifications, performance and independence of the Fund’s auditors, and make such recommendations as the Committee may deem necessary or appropriate.

(g) The Committee shall review and assess the adequacy of this Charter annually, or more frequently if it chooses, and recommend any changes to the Board. The Board shall adopt and approve this Charter and may amend it on its own motion.

(h) The Committee shall meet jointly with the Audit Committees of the other Funds within the Franklin Templeton Fund complex as may be appropriate, including to attend presentations and review proposals and other matters of common concern to all such Audit Committees.

(i) Pursuant to delegated authority from the Board, and at the request of the applicable investment manager of the Fund (the “Investment Manager”), the Committee, or an appointed delegate of the Committee as applicable, shall provide proxy voting instructions as a representative of the Fund to the Investment Manager in certain situations where the Investment Manager has identified a material conflict of interest between the Investment Manager or one of its affiliates and an issuer (i.e., the Committee or its appointed delegate will approve or disapprove the Investment Manager’s voting recommendation).

(j) To the extent applicable to the Fund, the Committee shall comply with such other rules of the applicable national securities exchanges and the SEC applicable to exchange-listed funds, as such may be adopted and amended from time to time. (Exchange-listed Funds only)

B-5

Appendix A

Amended as of October 3, 2022

EXCHANGE-LISTED FUNDS

Funds listed on New York Stock Exchange LLC (“NYSE-listed Funds”)

Franklin Universal Trust

Templeton Dragon Fund, Inc.

Templeton Emerging Markets Fund

Templeton Emerging Markets Income Fund

Templeton Global Income Fund

Fund listed on NYSE American LLC (“NYSE American-listed Fund”)

Franklin Limited Duration Income Trust

Funds listed on NYSE Arca, Inc.

Franklin ETF Trust

Franklin Short Duration U.S. Government ETF

Franklin Templeton ETF Trust

Franklin FTSE Asia ex Japan ETF

Franklin FTSE Australia ETF

Franklin FTSE Brazil ETF

Franklin FTSE Canada ETF

Franklin FTSE China ETF

Franklin FTSE Europe ETF

Franklin FTSE Europe Hedged ETF

Franklin FTSE France ETF

Franklin FTSE Germany ETF

Franklin FTSE Hong Kong ETF

Franklin FTSE India ETF

Franklin FTSE Italy ETF

Franklin FTSE Japan ETF

Franklin FTSE Japan Hedged ETF

Franklin FTSE Latin America ETF

Franklin FTSE Mexico ETF

Franklin FTSE Russia ETF

Franklin FTSE Saudi Arabia ETF

Franklin FTSE South Africa ETF

Franklin FTSE South Korea ETF

Franklin FTSE Switzerland ETF

Franklin FTSE Taiwan ETF

Franklin FTSE United Kingdom ETF

Franklin Dynamic Municipal Bond ETF

Franklin Emerging Market Core Dividend Tilt Index ETF

Franklin International Core Dividend Tilt Index ETF

Franklin Investment Grade Corporate ETF

Franklin Municipal Green Bond ETF

Franklin Systematic Style Premia ETF

Franklin Ultra Short Bond ETF

Franklin U.S. Core Bond ETF

Franklin U.S. Low Volatility ETF

Franklin U.S. Treasury Bond ETF

Franklin U.S. Core Dividend Tilt Index ETF

Franklin U.S. Equity Index ETF

B-6

Funds listed on Cboe BZX Exchange, Inc.

Franklin Templeton ETF Trust

Franklin Disruptive Commerce ETF

Franklin Exponential Data ETF

Franklin Genomic Advancements ETF

Franklin High Yield Corporate ETF

Franklin Intelligent Machines ETF

Franklin International Aggregate Bond ETF

Franklin Senior Loan ETF

Franklin U.S. Large Cap Multifactor Index ETF

Franklin U.S. Mid Cap Multifactor Index ETF

Franklin U.S. Small Cap Multifactor Index ETF

Legg Mason ETF Investment Trust

Franklin International Low Volatility High Dividend Index ETF

ActiveShares® ETF Trust

ClearBridge Focus Value ESG ETF

Funds listed on Cboe BZX Exchange, Inc.

Franklin Templeton ETF Trust

BrandywineGLOBAL – Dynamic US Large Cap Value ETF3

Martin Currie Sustainable International Equity ETF3

Legg Mason ETF Investment Trust

ClearBridge All Cap Growth ESG ETF

ClearBridge Dividend Strategy ESG ETF

ClearBridge Large Cap Growth ESG ETF

Franklin U.S. Low Volatility High Dividend Index ETF

Royce Quant Small-Cap Quality Value ETF

Western Asset Short Duration Income ETF

Western Asset Total Return ETF

B-7

3 Effective as of October 28, 2022.

TLGIM PROXY 06/23

PROXY CARD

SIGN, DATE AND VOTE ON THE REVERSE SIDE

FRANKLIN TEMPLETON

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

SHAREHOLDER REGISTRATION FIELD

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided
2. By **PHONE** with a live operator when you call (866) 796-1291 (toll-free) Monday through Friday 9 a.m. to 10 p.m. Eastern time
3. By **Interactive Voice Response** when you call (888) 227-9349 (toll-free) to reach an automated touchtone voting line
4. **ONLINE** at vote.proxyonline.com using your proxy control number found below

CONTROL NUMBER 123456789101

TEMPLETON GLOBAL INCOME FUND

PROXY FOR ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 20, 2023

The undersigned hereby revokes all previous proxies for his/her shares of Templeton Global Income Fund, Inc. (the "Fund") and appoints CHRISTINE A. DEPREE, GEORGE P. HOYT and NAVID J. TOFIGH, and each of them, proxies of the undersigned with full power of substitution to vote all shares of the Fund that the undersigned is entitled to vote at the Fund's Annual Meeting of Shareholders (the "Meeting") to be held virtually at 10:00 a.m., Eastern time, on July 20, 2023, including any postponements or adjournments thereof, upon the matters set forth below and instructs them to vote upon any other matters that may properly be acted upon at the Meeting, including any matters presented for which the Fund was not given timely notice.

This proxy is solicited by the Board of Trustees on behalf of the Fund.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free **(866) 796-1291**. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern time.

The proxy statement for this Meeting is available on the Internet at:
https://vote.proxyonline.com/franklin/docs/gim2023.pdf

TEMPLETON GLOBAL INCOME FUND, INC.

PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. Please sign your name exactly as it appears on this card. If you are a joint owner, any one of you may sign, absent written notice to the contrary from either owner. When signing as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.

SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

YOUR VOTE IS IMPORTANT. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS INSTRUCTED. UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE "FOR" THE PROPOSALS RELATING TO THE FUND AND DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE SHAREHOLDER MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE PROPOSALS.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

MARK "X" HERE IF YOU PLAN TO ATTEND THE MEETING ☐

	FOR	WITHHOLD	
1. The election of one Trustee of the Fund to hold office for the terms specified:			
(a) Garry Khasidy	O	O	
	FOR	**AGAINST**	**ABSTAIN**
2. The ratification of the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Fund for the fiscal year ending December 31, 2023	O	O	O

THANK YOU FOR VOTING